Significant transactions	6 Months Ended
Jun. 30, 2026
Significant Transactions [Abstract]
Significant transactions	Significant transactions
Significant transactions in 2026
There were no significant transactions during the first half of 2026.
Significant transactions in 2025
Surgical - Acquisition of LumiThera, Inc.
On September 2, 2025, Alcon closed on a merger agreement and acquired the remaining outstanding equity of LumiThera Inc. ("LumiThera"), resulting in 100% ownership when combined with Alcon's existing investment in LumiThera. LumiThera is a privately held, US-based company that developed and commercializes the Valeda photobiomodulation device, a multi-wavelength treatment for dry age-related macular degeneration, which supplements Alcon's Surgical portfolio. The acquisition of the equity interest was accounted for as a business combination that resulted in goodwill of $38 million after the updated preliminary purchase price allocation ("PPA") of the consideration to the fair values of acquired assets and assumed liabilities. The fair value of the assets acquired and liabilities assumed for the acquisition were based on preliminary calculations and valuations, and are subject to change as additional information is obtained during the respective measurement period up to one year from the acquisition date. Total cash paid at closing, net of cash acquired, was $124 million.
Vision Care - Acquisition of majority interest in Aurion Biotech, Inc.
On March 24, 2025, Alcon closed on agreements with certain existing shareholders of Aurion Biotech, Inc. ("Aurion") to acquire approximately 58.7% of outstanding equity for approximately $486 million and outstanding convertible notes from the same shareholders for approximately $36 million, totaling $522 million cash paid at closing. Additionally, during 2025, Alcon acquired certain non-controlling interests in Aurion. When combined with Alcon's existing 40.3% investment in Aurion, the transaction resulted in 99% ownership of Aurion on an outstanding and fully diluted basis. This transaction supports Alcon's ophthalmic pharmaceutical portfolio expansion, including biopharmaceutical applications, with the potential to advance the first-ever corneal cell therapy candidate. The acquisition of majority interest was accounted for as a business combination that resulted in goodwill of $175 million. Total cash paid at closing, net of cash acquired, was $496 million. The PPA was finalized in the fourth quarter of 2025. Refer to Note 12 for additional information and final PPA.
Surgical - Acquisition of Cylite Pty Ltd.
On January 16, 2025, Alcon executed a stock purchase agreement and acquired approximately 91.2% of outstanding equity from Cylite Pty Ltd. ("Cylite") shareholders, resulting in 100% ownership when combined with Alcon's existing 8.8% investment in Cylite. The Cylite diagnostic device complements Alcon’s existing Surgical portfolio for cataracts. The acquisition of the remaining equity interest was accounted for as a business combination that resulted in goodwill of $90 million. Total cash paid at closing, net of cash acquired, was $72 million. The PPA was finalized in the fourth quarter of 2025. Refer to Note 12 for additional information and final PPA.